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         SUPPLEMENT DATED APRIL 14, 2005 TO BE ATTACHED TO DIVERSIFIED
              INVESTORS VARIABLE FUNDS GROUP/DIVERSIFIED INVESTORS
                      STRATEGIC VARIABLE FUNDS PROSPECTUS
                               DATED MAY 1, 2004

     Effective April 1, 2005, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with respect to the Special Equity Portfolio with Seneca Capital Management LLC and entered into a new Investment Subadvisory Agreement with Mazama Capital Management, Inc. ("Mazama"). Mazama was founded in 1997 and has been a registered investment advisor since 1997. Mazama is owned by its employees. The principal business address of Mazama is One SW Columbia, Suite 1500, Portland, Oregon 07258.

                      ------------------------------------

     Effective March 30, 2005, Diversified entered into a new Investment Subadvisory Agreement with respect to the Value and Income Portfolio with TCW Investment Management Company ("TCW"). The existing Investment Subadvisory Agreement with Alliance Capital Management, L.P. ("Alliance") remains in effect. Initially, Diversified expects to allocate approximately 50% of assets to Alliance and 50% of assets to TCW.

     TCW was formed in 1987 and has been a registered investment advisor since 1987. TCW is an indirect subsidiary of The TCW Group, Inc. which is, in turn, an indirect subsidiary of Societe Generale, S.A. The principal business address of TCW is 865 S. Figueroa Street, Los Angeles, CA 90014.

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
Form 2892 (4/2005)                                              33-73734
                                                               333-08543
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